FOURTH AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Agreement") is made and entered into as of this 8th day of September, 1999, between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation having an office at 4300 Six Forks Road, Raleigh, North Carolina 27609 ("Borrower").

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower are party to that certain Second Amended and Restated Loan Agreement, dated as of September 22, 1997 (as the same has been amended by (i) that certain First Amendment to Second Amended and Restated Loan Agreement, dated May 6, 1998 (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement, dated June 30, 1998, and (iii) that certain Third Amendment to Second Amended and Restated Loan Agreement, dated July 15, 1999, as so amended, the "Loan Agreement;" all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement); and

         WHEREAS, Borrower has requested Lender's consent to the transactions evidenced by that certain Loan Agreement, dated of even date herewith, among Borrower, Bank of America, National Association, as agent, Bank of America, National Association, as lender, and the other financial institutions a party thereto from time to time; and

         WHEREAS, Lender is willing to consent to the transaction described above, on the condition that Borrower enter this Agreement; and

         WHEREAS, Borrower is willing to enter this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                           1. Amendments to the Loan Agreement. The Loan
Agreement is hereby amended as follows:

                  (a) Section 1.1(a) of Article 1 of the Loan Agreement is hereby amended by adding the following new definitions thereto in the correct alphabetical order:


                           "Acceptable Equity Issuance" shall mean (a) an Equity
                  Issuance or an IPO with respect to which aggregate Proceeds are greater than or equal to $100,000,000; or (b) an IPO and an Equity Issuance with respect to which the combined aggregate Proceeds are greater than or equal to $100,000,000 and has received such Proceeds in a manner acceptable to Agent.

                           "Average Daily Capital Expenditures" shall mean, as
                  of the end of each Fiscal Month and as reflected in the financial statements for such month prepared by Borrower on a basis consistent with its customary accounting practices, an amount equal to (A) all payments and accruals for Capital Expenditures during the then most recently completed six (6) Fiscal Months, divided by (B) the numbers of days occurring during such measurement period.

                           "BofA" shall mean Bank of America, National
                  Association, in its capacity as agent under the BofA Loan Agreement, and its successors and assigns.

                           "BofA Lenders" shall have the meaning ascribed to
                  such term in the Intercreditor Agreement.

                           "BofA Leverage Ratio" means, for any period, the
                  ratio determined by dividing (i) Senior Debt by (ii) current EBITDA.

                           "BofA Loan" shall mean the loan evidenced by the BofA
                  Loan Agreement.

                           "BofA Loan Agreement" shall have the meaning ascribed
                  to such term in the Intercreditor Agreement, as the same shall remain unamended by the parties thereto.

                           "BTI Pledge Agreement" shall mean a pledge agreement
                  executed by Borrower in the form attached hereto as Exhibit A-2, pursuant to which, INTER ALIA, Borrower pledges to Agent for the benefit of Lenders all of the Stock of FSM and BTOV as the same may be amended, modified or supplemented from time to time.

                           "BTOV" shall mean Business Telecom of Virginia, Inc.,
                  a wholly-owned subsidiary of Borrower.

                           "BTOV Guaranty" shall mean the guaranty executed by
                  BTOV, in favor of Agent for the benefit of Lenders, pursuant to which BTOV guarantees to Agent for the benefit of Lenders payment of the Obligations.

                           "Consolidated Revenue" shall mean, as of any date of
                  determination, the consolidated revenue of BTITC, Borrower and its Subsidiaries, as determined in accordance with GAAP.

                           "Equity Issuance" shall mean one or more related
                  private issuances of Stock by BTITC or Borrower.

                           "FSM" shall mean FS Multimedia, Inc., a wholly-owned
                  subsidiary of Borrower.

                           "FSM Guaranty" shall mean the guaranty executed by
                  FSM, in favor of Agent for the benefit of Lenders, pursuant to which FSM guarantees to Agent for the benefit of Lenders payment of the Obligations.

                           "GE Capital Primary Collateral" shall have the
                  meaning ascribed to such term in the Intercreditor Agreement.

                           "Identified GE Capital Account(s)" shall have the
                  meaning ascribed to such term in the Intercreditor Agreement.

                           "Intercreditor Agreement" shall mean and refer to
                  that certain Intercreditor Agreement, dated September 8, 1999, among Borrower, BTITC, BTOV, FSM, Lender, BofA and the BofA Lenders.

                           "IPO" shall mean an initial public issuance of Stock
                  of BTITC or Borrower.

                           "Pari Passu Collateral" shall have the meaning
                  ascribed to such term in the Intercreditor Agreement.

                           "Senior Debt" shall mean the Loans, the BofA Loan and
                  other Indebtedness permitted by the Lenders from time to time and designated by the Lenders as "Senior Debt" for the purposes of this Agreement in writing to the Borrower, but shall not include the BTITC Subordinated Debt.

                  (b) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by deleting from the second line of the definition of "Accounts Payable Days Outstanding" the phrase "Average Daily Purchases" and inserting in lieu thereof the phrase "(i) Average Daily Purchases plus, (ii) Average Daily Capital Expenditures."

                  (c) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by deleting the definition of "BTITC Subordinated Note" in its entirety and the following is inserted in lieu thereof:

                      "BTITC Subordinated Note" shall mean that certain subordinated intercompany note to BTITC by Borrower, as amended and restated as of September 1, 1999, attached hereto as Exhibit C.

                  (d) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by inserting immediately prior to the phrase "and the UCC-1 Financing Statements" in the second line of the definition of "Collateral Documents" the phrase "BTOV Guaranty, FSM Guaranty, the BTI Pledge Agreement"

                  (e) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by deleting from the fourteenth line of the definition of "Eligible Capital

         Expenditures" the phrase "payments or accruals with respect to that certain IRU Agreement, dated as of October 31, 1997, by and between Qwest Communications Corporation and Borrower" and inserting in lieu thereof the phrase "rights, equipment, fixtures or other property which are the subject of the BofA Loan Agreement or any documents related thereto."

                  (f) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by deleting the reference in the definition of "Material Adverse Effect" to the number "$150,000" and inserting in lieu thereof the number "$1,000,000."

                  (g) Section 1.1(a) of Article 1 of the Loan Agreement is hereby further amended by adding the following subsection (xii) to the end of the definition of "Permitted Liens":

                      (xii) Liens granted by Borrower to BofA, to the extent
                  such Liens are consistent with the terms and conditions of the Intercreditor Agreement.

                  (h) Section 1.2A(1) of Article 1 of the Loan Agreement is hereby amended by deleting therefrom the sentence: "Amounts repaid under the Capex Facility may not thereafter be reborrowed."

                  (i) Section 1.4(b) of Article 1 of the Loan Agreement is hereby amended by adding the following new subsection (v) thereto:

                      (v) If BTITC shall consummate an Acceptable Equity
                  Issuance, BTITC and Borrower shall remit to Lenders an amount equal to its pro rata portion of such proceeds based upon the aggregate outstanding indebtedness owed by Borrower to Lenders and the BofA Lenders, respectively, pursuant to the terms and conditions of the Intercreditor Agreement, which amount shall be sufficient to pay all Obligations in full.

                  (j) Section 1.4 of Article 1 of the Loan Agreement is hereby further amended by adding the following new subsection (c) thereto:

                      (c) Prepayment Fee. In the event that Borrower shall
                  exercise its right to voluntarily prepay the Loans as described in subsection (a) above on or before (i) March 8, 2001, Borrower shall pay to Lenders on the date of such prepayment in immediately available funds a prepayment fee equal to one percent (1%) of the Total Commitment or (ii) September 8, 2001, Borrower shall pay to Lenders on the date of such prepayment in immediately available funds a prepayment fee equal to one-half percent (0.5%) of the Total Commitment (the "Prepayment Fee"); provided, however that no such Prepayment Fee shall be due and payable by Borrower to Lenders
                  (i) in connection with a mandatory prepayment by Borrower pursuant to Section 1.4(b)(v) hereof, or (ii) upon the occurrence of all of the following events: (A) the Loans being prepaid by Borrower in full, and (B) the Revolving Credit Facility and Capex Facility being terminated, and (C) the

                  Revolving Credit Facility and Capex Facility being replaced by a loan facility in which GE Capital holds an interest.

                  (k) Section 1.10 of Article 1 of the Loan Agreement is hereby amended by adding the phrase "and the Capex Borrowing Availability" to the fifth line thereof following the phrase "Revolving Credit Borrowing Availability."

                  (l) Section 1.10 of Article 1 of the Loan Agreement is hereby further amended by adding the following sentence to the end thereof:
         "All funds from whatever source (unless the same shall constitute Pari Passu Collateral or BofA Collateral under the terms of the Intercreditor Agreement) deposited into a GE Sweep Account shall be applied on a daily basis first to the outstanding principal balance of the Revolving Credit Loans, second to the outstanding principal balance of the Capex Advances and otherwise in accordance with the terms of this Agreement."

                  (m) Section 3.21 of Article 3 of the Loan Agreement is hereby amended by deleting therefrom both references to the number "$300,000" and inserting in lieu thereof the number "$1,000,000."

                  (n) Article 3 of the Loan Agreement is hereby further amended by adding the following new Section 3.29 thereto:

                      3.29 Year 2000.

                  (a) The Borrower has developed and budgeted for a comprehensive program to address the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999). The Borrower has implemented that program substantially in accordance with its timetable and budget and it has designed such program to substantially avoid the Year 2000 problem as to all computers, as well as embedded microchips in non-computing devices, that are material to its business, properties or operations. The Borrower has developed feasible contingency plans that it has designed to ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.


                  (b) BTITC and the Borrower's Subsidiaries have not developed or budgeted for a program to address the Year 2000 problem and such Person's failure to develop such a program will not result in a Year 2000 problem with such Person's computers, as well as embedded microchips in non-computing devices, that are material to its business properties or operations. In addition, BTITC and the Borrower's Subsidiaries failure to develop a program to address the Year 200 problem will not impair such Person's ability to adequately ensure uninterrupted and unimpaired business operation in the event of failure of its own or a third party's systems or equipment due to the Year 2000 problem, including those of vendors, customers and suppliers, as well as a general failure of or interruption in its communications and delivery infrastructure.

                  (o) Section 4.1 of Article 4 of the Loan Agreement is hereby amended to add the following new subsection (k) thereto:

                           (k) Upon the request of the Agent, a copy of the
                  Borrower's (and BTITC's and Borrower's Subsidiaries', if applicable) plan, timetable and budget to address the Year 2000 problem, together with periodic updates thereof and expenses incurred to the date of the request and all contingency plans with respect to the Year 2000 problem (whether such assessment is commissioned by such Person or by a third party (other than Agent or Lenders).

                  (p) Section 5.4 of Article 5 of the Loan Agreement is hereby amended by deleting therefrom the reference to the number "$250,000" and inserting in lieu thereof the number "$1,000,000."

                  (q) Section 5.5(b) of Article 5 of the Loan Agreement is hereby amended by adding the phrase "Subject to the terms of the Intercreditor Agreement," to the beginning thereof.

                  (r) Section 5.5(b) of Article 5 of the Loan Agreement is hereby further amended by adding the phrase "with respect to the GE Capital Primary Collateral" to the second line thereof following the word "thereunder."

                  (s) Section 5.5(b) of Article 5 of the Loan Agreement is hereby further amended by adding the phrase "only to the extent such actions relate to the GE Capital Primary Collateral" to the last line thereof following the word "insurance."

                  (t) Section 5.5(f) of Article 5 of the Loan Agreement is hereby amended by adding the phrase "Subject to the terms and conditions of the Intercreditor Agreement," to the beginning thereof.

                  (u) Section 5.11 of Article 5 of the Loan Agreement is hereby amended by adding the following sentence to the end thereof: "Upon formation of such Subsidiary Borrower shall provide Agent with (a) a guaranty, in form and substance satisfactory to Agent, pursuant to which such Subsidiary guarantees to Agent, for the benefit of Lenders, payment of the Obligations, and (b) a pledge agreement, executed by Borrower, in form and substance satisfactory to Agent, pursuant to which, among other things, (i) the Borrower pledges to Agent, for the benefit of Lenders, all of the Stock of such Subsidiary held by Borrower at such time and (ii) Borrower agrees to pledge to Agent, for the benefit of Lenders, any Stock of such Subsidiary subsequently held by Borrower; provided, however, that the priority of Agent's security interest in any such Stock shall be subject to the provisions of the Intercreditor Agreement."

                  (v) Article 5 of the Loan Agreement is hereby further amended by adding the following new Sections 5.21 and 5.22 thereto:

                  5.21 Revolving Loan and Capex Advance Proceeds. Borrower shall cause and direct proceeds of any Loans requested by Borrower for the purpose of maintaining cash balances to be deposited into and remain in the Identified GE Capital Account maintained with Morgan Stanley Dean Witter Investment Management, Inc.

                  5.22 Year 2000 Compliance. The Borrower shall promptly notify the Agent in the event that the Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

                  (w) Section 6.3 of Article 6 of the Loan Agreement is hereby amended by adding the following subsection (j) to the end hereof:

                           (j) Indebtedness in favor of BofA and the BofA
                  Lenders pursuant to the BofA Loan Agreement.

                  (x) Section 6.6 of Article 6 of the Loan Agreement is hereby amended by adding the phrase "and (c) guarantees of the indebtedness evidenced by the BofA Loan Agreement by FS Multimedia, Inc. and Business Telecom of Virginia, Inc. and by any other Subsidiaries of the Borrower (solely to the extent Lenders contemporaneously receive an identical guarantee of the Obligations from such Subsidiary)" to the last line thereof following the word "Agreement."

                  (y) Section 6.8 of Article 6 of the Loan Agreement is hereby amended by adding the phrase "Other than sales consisting solely of the BofA Primary Collateral (which sales shall occur pursuant to the terms of the Intercreditor Agreement)," to the beginning thereof.

                  (z) Section 6.11 of Article 6 of the Loan Agreement is amended as follows:

                           (i) Section 6.11(a) of Article 6 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (a) Minimum Consolidated Interest Coverage
                           Ratio. Borrower shall not permit its Consolidated Interest Coverage Ratio as of the end of any of the following Fiscal Quarters to be less than the respective ratio shown opposite thereto:

                                           Minimum Consolidated                      Minimum Consolidated
          Fiscal Quarter                 Interest Coverage Ratio                   Interest Coverage Ratio
                                         (PRIOR TO AN ACCEPTABLE                   (FOLLOWING AN ACCEPTABLE
                                             EQUITY ISSUANCE)                          EQUITY ISSUANCE)

   ----------------------------- ----------------------------------------- -----------------------------------------
   Fourth Quarter 1999                             n/a                                       n/a
   ----------------------------- ----------------------------------------- -----------------------------------------
   First Quarter 2000                              n/a                                   1.25 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Second Quarter 2000                         1.25 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Third Quarter 2000                          1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Fourth Quarter 2000                         1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   First Quarter 2001                          1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Second Quarter 2001                         1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Third Quarter 2001                          1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Fourth Quarter 2001                         1.40 to 1.00                              1.40 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   First Quarter 2002                           2.0 to 1.00                               2.0 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------
   Second Quarter 2002                          2.0 to 1.00                               2.0 to 1.00
   ----------------------------- ----------------------------------------- -----------------------------------------

                           (ii) Section 6.11(b) of Article 6 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (b)     Maximum Capital Expenditures.

                                            (i) Borrower shall not permit its
                                    Capital Expenditures for Fiscal Year 1999 to exceed (A) $75,000,000, in the event BTITC has not consummated an Acceptable Equity Issuance, or (B) $102,500,000, in the event BTITC has consummated an Acceptable Equity Issuance.

                                            (ii) Borrower shall not permit its
                                    Capital Expenditures for Fiscal Year 2000 to exceed (A)(I) $28,000,000, in the event BTITC has not consummated an Acceptable Equity Issuance, or (II) $110,000,000, in the event BTITC has consummated an Acceptable Equity Issuance, plus (B) one hundred percent (100%) of that portion, if any, of the permitted maximum Capital Expenditures for Fiscal Year 1999 which were not expended by Borrower during such year.

                                            (iii) Borrower shall not permit its
                                    Capital Expenditures for Fiscal Year 2001 to exceed (A) $18,000,000, in the event BTITC has not consummated an Acceptable Equity Issuance, or (B) $45,000,000, in the event BTITC has consummated an Acceptable Equity Issuance.

                                            (iv) Borrower shall not permit its
                                    Capital Expenditures for Fiscal Year 2002 to exceed (A) $16,000,000, in the event

                                    BTITC has not consummated an Acceptable
                                    Equity Issuance, or (B) $35,000,000, in the event BTITC has consummated an Acceptable Equity Issuance.

                           (iii) Section 6.11(d) of Article 6 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (d) Minimum EBITDA. Borrower shall not
                           permit its cumulative EBITDA for the four (4) Fiscal Quarters ending on the last day of the Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:

Four (4) Fiscal Quarters                      Minimum Cumulative                     Minimum Cumulative
Ending on Last Day of:                             EBITDA                                  EBITDA
                                           (PRIOR TO AN ACCEPTABLE                (FOLLOWING AN ACCEPTABLE
                                               EQUITY ISSUANCE)                       EQUITY ISSUANCE)
   --------------------------------- ------------------------------------- ----------------------------------------
   Third Quarter 1999                         $  750,000                            $  750,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Fourth Quarter 1999                        $3,052,446                            $3,219,000
   --------------------------------- ------------------------------------- ----------------------------------------
   First Quarter 2000                         $6,232,318                            $6,295,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Second Quarter 2000                        $10,125,506                           $10,430,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Third Quarter 2000                         $15,423,000                           $16,188,020
   --------------------------------- ------------------------------------- ----------------------------------------
   Fourth Quarter 2000                        $20,557,000                           $22,755,000
   --------------------------------- ------------------------------------- ----------------------------------------
   First Quarter 2001                         $28,710,000                           $30,565,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Second Quarter 2001                        $37,719,000                           $39,115,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Third Quarter 2001                         $46,182,000                           $48,825,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Fourth Quarter 2001                        $52,577,000                           $59,355,000
   --------------------------------- ------------------------------------- ----------------------------------------
   First Quarter 2002                         $61,774,000                           $70,340,000
   --------------------------------- ------------------------------------- ----------------------------------------
   Second Quarter 2002                        $71,121,000                           $81,665,000
   --------------------------------- ------------------------------------- ----------------------------------------



                           (iv) Section 6.11(e) of Article 6 of the Loan
                  Agreement is hereby amended by deleting therefrom the number "85" and inserting in lieu thereof the number "100."

                           (v) Section 6.11 of Article 6 of the Loan Agreement
                  is hereby further amended by adding the following new subsections (f) and (g) thereto:

                           (f) Minimum Revenue. Borrower shall not permit its
                  cumulative Consolidated Revenue for the trailing four (4) Fiscal Quarters ending on the last day of the Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:



            Fiscal Quarter                     Minimum Revenue                         Minimum Revenue
                                           (PRIOR TO AN ACCEPTABLE                (FOLLOWING AN ACCEPTABLE
                                               EQUITY ISSUANCE)                       EQUITY ISSUANCE)
   --------------------------------- ------------------------------------- ----------------------------------------
   Third Quarter 1999                         $186,626,000                          $190,586,000
   --------------------------------- ------------------------------------- ----------------------------------------


   Fourth Quarter 1999                        $191,187,479                          $198,850,949
   --------------------------------- ------------------------------------- ----------------------------------------
   First Quarter 2000                         $199,051,162                          $210,869,422
   --------------------------------- ------------------------------------- ----------------------------------------
   Second Quarter 2000                        $208,798,549                          $228,979,838
   --------------------------------- ------------------------------------- ----------------------------------------
   Third Quarter 2000                         $224,076,663                          $247,283,013
   --------------------------------- ------------------------------------- ----------------------------------------
   Fourth Quarter 2000                        $242,221,720                          $267,664,778
   --------------------------------- ------------------------------------- ----------------------------------------
   First Quarter 2001                         $264,253,045                          $292,721,334
   --------------------------------- ------------------------------------- ----------------------------------------



                           (g) BofA Leverage Ratio. Borrower shall not permit
                  its BofA Leverage Ratio as of the last day of the Fiscal Quarters set forth below to be less than the respective ratio shown opposite thereto:



            Fiscal Quarter                   BofA Leverage Ratio                     BofA Leverage Ratio
                                           (PRIOR TO AN ACCEPTABLE                 (FOLLOWING AN ACCEPTABLE
                                               EQUITY ISSUANCE)                        EQUITY ISSUANCE)
   --------------------------------- ------------------------------------- -----------------------------------------
   Third Quarter 1999                                n/a                                     n/a
   --------------------------------- ------------------------------------- -----------------------------------------
   Fourth Quarter 1999                               n/a                                     n/a
   --------------------------------- ------------------------------------- -----------------------------------------
   First Quarter 2000                            13.00 to 1.0                            10.50 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Second Quarter 2000                            8.50 to 1.0                             6.75 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Third Quarter 2000                             5.50 to 1.0                             4.00 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Fourth Quarter 2000                            4.00 to 1.0                             4.00 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   First Quarter 2001                             4.00 to 1.0                             4.00 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Second Quarter 2001                             4.0 to 1.0                              4.0 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Third Quarter 2001                              4.0 to 1.0                              4.0 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Fourth Quarter 2001                             4.0 to 1.0                              4.0 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   First Quarter 2002                              4.0 to 1.0                              4.0 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------
   Second Quarter 2002                             4.0 to 1.0                              4.0 to 1.0
   --------------------------------- ------------------------------------- -----------------------------------------



                   (aa) Section 6.15 of Article 6 of the Loan Agreement is hereby amended by adding the following clause at the end thereto: "and payments to BofA and the other BofA Lenders to the extent such payments are consistent with the terms and conditions of the Intercreditor Agreement."

                   (bb) Section 6.16 of Article 6 of the Loan Agreement is hereby amended by deleting therefrom the reference to the number "$150,000" and inserting in lieu thereof "$1,000,000."

                   (cc) Article 6 of the Loan Agreement is hereby further amended by adding the following new Section 6.21 to the end thereof:

                           6.21 Matters Respecting the BofA Loan. For so long as
                  an Acceptable Equity Issuance has not occurred, Borrower shall not, without the written consent of Agent, (i) fail to timely act in a manner to permit the syndication of the BofA Loans or
                  (ii) use the proceeds of the Loans (other than proceeds of the Loans that constitute Pari Passu Collateral) to repay in full the BofA Loans in connection with a termination of the BofA Loan Agreements due to a failure to syndicate; provided, however, that prior to an Event of Default and otherwise in accordance with this Agreement, Borrower may use the proceeds of the Loans to continue to make all regularly scheduled payments of principal, interest or other fees or charges required pursuant to the BofA Loan Agreements.

                   (dd) Section 8.1(c) of Article 8 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    A default or event of default (as defined
                           therein) shall have occurred under the BTITC
                           Guaranty, the BTITC Pledge Agreement, the FSM Guaranty, the BTOV Guaranty, or any guaranty or pledge by any Subsidiary pursuant to Section 5.11 and any applicable cure period related thereto has expired.

                   (ee) Section 8.1(d) of Article 8 of the Loan Agreement is hereby amended by adding the phrase "and any applicable cure period related thereto has expired" to the last line thereof following the phrase "BTITC Senior Notes."

                   (ff) Section 8.1(f) of Article 8 of the Loan Agreement is hereby amended by deleting therefrom both references to the number "$300,000" and inserting in lieu thereof the number "$1,000,000."

                   (gg) Section 8.1(k) of Article 8 of the Loan Agreement is hereby amended by deleting therefrom the reference to the number "$300,000" and inserting in lieu thereof the number "$1,000,000."

                   (hh) Section 8.1(l) of Article 8 of the Loan Agreement is hereby amended by adding the parenthetical "(or second priority, if in accordance with the Intercreditor Agreement)" to the fourth line thereof following the word "priority."

                   (ii) Section 8.1 of Article 8 of the Loan Agreement is hereby further amended by adding the following new subsections (m) and (n) to the end hereof:

                           ; or

                             (m) there shall occur a Default or Event of Default
                           under the terms of BofA Loan Agreement; or

                             (n) there shall occur a Change of Control.

                   (jj) Article 8 of the Loan Agreement is hereby amended by adding the phrase "Subject to the terms and conditions of the Intercreditor Agreement:" as the preamble thereof following the heading: "Remedies."

                   (kk) Section 8.2(f) of Article 8 of the Loan Agreement is hereby further amended by adding the parenthetical "(which Proceeds shall be determined in accordance with the Intercreditor Agreement)" to the first line thereof following the word "Proceeds."

                   (ll) Section 8.2(f) of Article 8 of the Loan Agreement is hereby further amended by adding the phrase "fifth, as otherwise required by the Intercreditor Agreement; and" following the phrase "fourth, to the Agent for the benefit of Lenders in an amount equal to any other Obligations which are then unpaid."

                   (mm) Section 8.3 of Article 8 of the Loan Agreement is hereby amended by adding the phrase ", subject to the terms and conditions of the Intercreditor Agreement," to the second line thereof following the word "law."

                   (nn) Section 10.1(a) of Article 10 of the Loan Agreement is hereby amended by adding the phrase "including, without limitation, any assignment pursuant to the Intercreditor Agreement" to the fourth line thereof following the word "not."

                   (oo) Section 10.1(a) of Article 10 of the Loan Agreement is hereby further amended by adding the phrase "and (v) be conditioned upon such Lender executing a written joinder agreement to the Intercreditor Agreement, in form and substance acceptable to the Agent and BofA" to the fourteenth line thereof following the number "3,500."

                   (pp) Section 10.7 of Article 10 of the Loan Agreement is hereby amended by adding the phrase ", subject to the terms and conditions of the Intercreditor Agreement," to the fifth line thereof following the phrase "set off and."

                   (qq) Section 11.1 of Article 11 of the Loan Agreement is hereby amended by adding the phrase "and the BofA Lenders (if applicable pursuant to the Intercreditor Agreement)" to the ninth line thereof following the parenthetical "(if applicable)."

                   (rr) Article 11 of the Loan Agreement is hereby amended by adding the following new section 11.15 to the end thereof:

                            11.15 Intercreditor Agreement. In the case of any
                  conflict between the terms of this Agreement or any other Loan Document (including, without limitation, the Guaranty, the BTITC Subordination Agreement, the Loftin Subordination Agreement, the guaranties made by FS Multimedia, Inc. and Business Telecom of Virginia, Inc. in favor of the Lenders and the BofA Lenders, respectively, and the Stock Pledge Agreements made by Borrower in favor of the Lenders and the BofA Lenders, respectively) and the Intercreditor Agreement relating to matters which are the subject to the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control.

                   (oo) The Loan Agreement is hereby further amended by adding a new Exhibit A-2 thereto in the form attached hereto as Exhibit A-2.

                   (pp) The Loan Agreement is hereby further amended by deleting Exhibit C thereto in its entirety and inserting in lieu thereof the form of Exhibit C attached hereto.

                           2. Consent to BofA Loans. Lender hereby acknowledges
and consents for all purposes under the Loan Agreement and other Loan Documents to the loan transaction between the BofA Lenders and Borrower pursuant to the terms and conditions of the BofA Loan Agreement and the other documents, instruments and agreements related thereto; provided that Lender shall have been provided a copy of the final version of the BofA Loan Agreement and the other documents, instruments and agreements related thereto prior to the date hereof for review. Lender hereby further agrees that the Intercreditor Agreement shall govern the relationship between Lender and the BofA Lenders as to the matters which are the subject matter thereof.

                           3. Representations, Warranties, Covenants and
Acknowledgments; Release. To induce Lender to enter into this Agreement:

                   (a) Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Agreement, and (iv) this Agreement and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

                   (b) Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

                   (c) Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to (i) the Obligations, this Agreement, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Revolving Credit Loans or the Capex Facility; and

                   (d) Borrower does hereby expressly waive, release and relinquish any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Lender.

                          4. Conditions Precedent. The effectiveness of this
Agreement is subject to the following conditions precedent:

                   (a) Delivery of Documents. Borrower shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Agreement, (ii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Lender, (iii) executed counterpart originals of the Intercreditor Agreement, (iv) an opinion of counsel in form and substance satisfactory to Lender in its sole discretion regarding the enforceability of the Intercreditor Agreement, (v) evidence satisfactory to Lender in its sole discretion that the loans to be made by the BofA Lenders to Borrower have been or will be consummated pursuant to documents satisfactory to Lender in its sole discretion;
          (vi) true and correct copies of executed counterpart originals of the BofA Loan Agreement and all other documents, agreements and instruments executed in connection therewith or pursuant thereto;
          (vii) executed counterpart originals of (A) the FSM Guaranty, (B) the BTOV Guaranty and (C) the BTI Pledge Agreement, together with original stock certificates representing all of the Stock of FS Multimedia, Inc. and Business Telecom of Virginia, Inc. owned by Borrower, (viii) executed counterpart originals of (A) that certain Pledge Agreement executed by Borrower in favor of Lender relating to the pledge by Borrower to Lender of the Investment Account (as defined therein), and
          (B) that certain Acknowledgment of Morgan Stanley Dean Witter Investment Management Inc. executed by Morgan Stanley Dean Witter Investment Management Inc. relating to the Investment Account; (ix) the original amended and restated BTITC Subordinated Note to be held by Agent pursuant to the Borrower Pledge Agreement; (ix) executed counterpart originals of (A) a consent and agreement concerning Lender's second priority interest in the Qwest Agreement (as that term is defined in the Intercreditor Agreement), together with an executed and acknowledged notice of assignment by Qwest (as that term is defined in the Intercreditor Agreement) and (B) executed counterpart originals of a consent and agreement concerning Lender's second priority security interest in the Nortel Agreement (as that term is defined in the Intercreditor Agreement), together with an executed and acknowledged notice of assignment by Nortel (as that term is defined in the Intercreditor Agreement), each of which shall be in form and substance satisfactory to Lender; provided, however, that such agreements required to be delivered by Borrower pursuant to this subsection (ix)(A) and (B) shall be delivered on or before October 31, 1999, and (x) such other documentation as Lender may reasonably require in connection herewith.

                   (b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Agreement and under the Loan Documents shall be true and correct as of the date of this Agreement, except such representations and warranties which, by their terms, are applicable to a prior specific date or period;

                   (c) Expenses. Borrower shall have paid to Lender the costs and expenses referred to in Section 6 hereof; and

                   (d) Fees. Borrower shall have paid to Lender the amendment fee described in that certain side letter, dated of even date herewith, between Borrower and Lender, which amendment fee shall be deemed fully earned as of the date hereof.

                         5. Effect of this Agreement. Except as expressly
amended hereby,
the Loan Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower and Guarantor to Lender. Lender acknowledges receipt pursuant to Section 5.8 of the Loan Agreement of the revised schedules attached hereto as Exhibit A.

                          6. Expenses. Borrower agrees to pay on demand all
reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement, the Intercreditor Agreement, and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender. Borrower authorizes and directs Lender, as Agent, to charge both the foregoing expenses and the fees described in Section 4(d) of this Agreement to the Borrower's loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such expenses owed by Borrower in connection herewith.

                          7. Miscellaneous. Borrower agrees to take such further
action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                                    BUSINESS TELECOM, INC.



                                    By:____________________________________
                                        Name:
                                        Title:


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, AS AGENT AND LENDER



                                    By:____________________________________
                                        Elaine L. Moore
                                        Senior Vice President as duly authorized

                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned hereby acknowledges and agrees to the foregoing Fourth Amendment to Second Amended and Restated Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this ___ day of September, 1999.


                                      BTI TELECOM CORP.


                                      By:_________________________________
                                      Its:_________________________________


                          ACKNOWLEDGMENT AND AGREEMENT

         The undersigned hereby acknowledges that the foregoing Fourth Amendment to Second Amended and Restated Loan Agreement shall not affect the enforceability or validity of any Loan Document executed by the undersigned.


           ________________________________(Seal)
                           Peter T. Loftin

                                   EXHIBIT A-2

                          FORM OF BTI PLEDGE AGREEMENT

                                  See attached.

                                    EXHIBIT C

                         FORM OF BTITC SUBORDINATED NOTE

                                 See attached.